Exhibit 99.1

FAST Acquisition Corp. II Reminds Stockholders to Vote “FOR” the Business Combination with Falcon’s Beyond Global LLC at Special Meeting of Stockholders

RIDGEFIELD, Conn., September 25, 2023 – FAST Acquisition Corp. II (the “Company” or “FAST II”), a special purpose acquisition company, today reminded stockholders to vote “FOR” the business combination with Falcon’s Beyond Global, LLC (“Falcon’s Beyond”) at the special meeting of stockholders scheduled for September 26, 2023 (the “Special Meeting”). The Company also noted the pending voluntary delisting of its units, Class A common stock, and warrants from the New York Stock Exchange (“NYSE”) in connection with the anticipated closing of the business combination.

Following the closing of the business combination, shares and warrants of Falcon’s Beyond Global, Inc. are expected to trade on Nasdaq. Following the closing, and no earlier than October 5, 2023, the units, Class A common stock, and warrants of FAST II will cease trading on NYSE and be delisted.

The closing of FAST II’s business combination transaction with Falcon’s Beyond is subject to final stockholder approval at the Special Meeting and satisfaction of other customary closing conditions.

As previously announced, the Company will hold the Special Meeting via live webcast at https://www.cstproxy.com/fastacqii/sm2023 on September 26, 2023 at 10:00 a.m. Eastern Time for its stockholders of record at the close of business on August 21, 2023 to vote on the proposed business combination, among other things. The definitive joint proxy statement/prospectus with respect to the business combination, together with a proxy card for voting, has been mailed to the Company’s stockholders. Stockholders are encouraged to attend the Special Meeting and to vote as soon as possible by signing, dating and returning the proxy card enclosed with the definitive joint proxy statement/prospectus. If you have any questions, please contact Morrow Sodali LLC, the Company’s proxy solicitor, at (800) 662-5200.

About FAST Acquisition Corp. II

FAST II is a hospitality and consumer entertainment focused blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. FAST II was as founded by Doug Jacob and headed by Sandy Beall as Chief Executive Officer. FAST II is listed on NYSE under the ticker symbol “FZT.” For more information, visit https://www.fastacqii.com/.

Additional Information

In connection with the proposed transaction, Falcon’s Beyond Global, Inc. (“Pubco”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a document that serves as a joint prospectus of Pubco and proxy statement of FAST II, referred to as a proxy statement/prospectus. A proxy statement/prospectus has been sent to all FAST II stockholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. FAST II and Pubco will also file other documents regarding the proposed business combination with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF FAST II ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FAST II or Pubco through the website maintained by the SEC at www.sec.gov. The documents filed by FAST II with the SEC also may be obtained free of charge upon written request to 109 Old Branchville Road, Ridgefield, CT 06877. The documents filed by Pubco with the SEC may also be obtained free of charge upon written request to 6996 Piazza Grande Avenue, Suite 301, Orlando, FL 32835.

Participants in the Solicitation

FAST II and its directors and executive officers may be deemed participants in the solicitation of proxies from FAST II’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in FAST II is contained in the Registration Statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FAST II in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the Registration Statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 the Securities Act of 1933, as amended, or an exemption therefrom.

Caution About Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, the expectation that the proposed transaction will occur and Pubco will be listed on Nasdaq. These statements are based on various assumptions and on the current expectations of the Company, Pubco and FAST II and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Falcon’s Beyond and FAST II. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the likelihood of which could be adversely affected by (1) changes in domestic and foreign business, market, financial, political, and legal conditions in general and in the entertainment industry in particular; (2) the outcome of any legal proceedings that may be instituted against FAST II, Falcon’s Beyond or Pubco following the announcement of the proposed business combination; (3) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Falcon’s Beyond or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of FAST II is not obtained; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (5) volatility in the price of FAST II’s or Falcon’s Beyond’s securities; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (7) the enforceability of Falcon’s Beyond’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (8) any failure to realize the anticipated benefits of the proposed transaction; (9) risks relating to the uncertainty of the projected financial information with respect to Falcon’s Beyond; (10) risks related to the rollout of Falcon’s Beyond’s business and the timing of expected business milestones; (11) the effects of competition on Falcon’s Beyond’s business; (12) the risk that the proposed business combination may not be completed by FAST II’s business combination deadline; (13) the amount of redemption requests made by FAST II’s stockholders; (14) the ability of FAST II or Falcon’s Beyond to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; (15) and those factors discussed in the Registration Statement and FAST II’s Annual Report on Form 10-K for the year ended December 31, 2022 under the heading “Risk Factors” and other documents FAST II or Pubco has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FAST II nor Falcon’s Beyond presently know, or that FAST II or Falcon’s Beyond currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect FAST II’s and Falcon’s Beyond’s expectations, plans, or forecasts of future events and views as of the date of this communication. FAST II and Falcon’s Beyond anticipate that subsequent events and developments will cause FAST II’s and Falcon’s Beyond’s assessments to change. However, while FAST II and Falcon’s Beyond may elect to update these forward-looking statements at some point in the future, FAST II and Falcon’s Beyond specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of FAST II’s and Falcon’s Beyond’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.